UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2011

ARGENTEX MINING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49995
(Commission File Number)

71-0867623
(IRS Employer Identification No.)

Suite 835 - 1100 Melville Street, Vancouver, BC V6E 4A6
(Address of principal executive offices and Zip Code)

604.568.2496
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02           Unregistered Sales of Equity Securities

On April 29, 2011, one of our investors exercised a share purchase warrant pursuant to which it purchased 142,857 of our common shares at an exercise price of CDN$0.90 for gross proceeds to our company of approximately $121,428 (CDN$128,571). This investor is not a U.S. person (as that term is defined in Regulation S promulgated under the Securities Act of 1933), this transaction took place outside of the United States and, in issuing these shares, we relied on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 5.07           Submission of Matters to a Vote of Security Holders.

On April 29, 2011, we held our annual and special meeting of stockholders pursuant to a Notice of Meeting mailed March 24, 2011, which included a copy of our Proxy Statement/Prospectus that we filed on EDGAR on March 23, 2011.

At the meeting, our shareholders approved the following four items:

1.           The election of Kenneth Hicks, Colin Godwin, Jenna Hardy, Richard Thibault, Patrick Downey and Stephen Hanson as directors of our company.

2.           The continued appointment of Morgan & Company, Chartered Accountants as our independent registered public accounting firm for the fiscal year ended January 31, 2011.

3.           The agreement and plan of merger dated January 13, 2011, (a copy of which was attached as Schedule “A” to the Proxy Statement), whereby our company will merge into its wholly-owned subsidiary incorporated in the state of Nevada for the purpose of changing its corporate jurisdiction from the state of Delaware to the state of Nevada.

4.           The plan of conversion, (a copy of which was attached as Schedule “B” to the Proxy Statement), whereby our corporate jurisdiction will be changed from the State of Nevada to the Province of British Columbia, Canada, by means of a process called a “conversion” and a “continuation”.

A total of 57,698,672 shares of our company’s common stock was entitled to vote at the meeting. Of that total, 37,701,283 shares, or 65.34%, were present at the meeting either in person or by proxy. The following tabulations shows the number of votes cast by our shareholders for and against, as well as those that abstained or were withheld, as to each of these four resolutions:

Proposal 1. Election of Directors:

Name	Votes For	Votes Against	Abstain or Withheld	Percent of total shares present in person or represented by proxy and entitled to vote
Kenneth Hicks	21,615,350	8,229,900	184,920	52.05%
Colin Godwin	28,505,980	1,423,570	100,620	52.05%
Jenna Hardy	28,796,161	1,179,389	54,620	52.05%
Richard Thibault	28,986,760	987,290	56,120	52.05%
Patrick Downey	29,916,460	57,590	56,120	52.05%
Stephen Hanson	29,612,710	316,340	101,120	52.05%

Proposal 2. Ratification of the Continued Appointment of Our Independent Registered Public Accounting Firm

	Number of Shares
	For	Against	Abstain

In person	-0-	-0-	-0-
By proxy	37,403,272	114,365	183,646
Percent of total shares present in person or represented by proxy and entitled to vote:	65.34%

Proposal 3 Approval and adoption of the Agreement and Plan of Merger dated January 13, 2011, (a copy of which was attached as Schedule “A” to the Proxy Statement), whereby our company will merge into its wholly-owned subsidiary incorporated in the State of Nevada for the purpose of changing our corporate jurisdiction from the State of Delaware to the State of Nevada.

	Number of Shares
	For	Against	Abstain

In person	-0-	-0-	-0-
By proxy	29,627,700	328,769	73,701
Percent of total shares present in person vote:	52.05%

Proposal 4. Approval Of The Plan Of Conversion, (a copy of which was attached as Schedule “B” to the Proxy Statement), whereby our corporate jurisdiction will be changed from the State of Nevada to the Province of British Columbia, Canada, by means of a process called a “Conversion” and a “Continuation”.

	Number of Shares
	For	Against	Abstain

In person	-0-	-0-	-0-
By proxy	29,572,490	345,879	111,801
Percent of total shares present in person or represented by proxy and entitled to vote:	52.05%

In addition, after our annual and special meeting, the following directors agreed to serve on our committees as follows:

Audit Committee	Compensation Committee	Nominating Committee	Disclosure Committee
Jenna Hardy (chair)	Rick Thibault (chair)	Jenna Hardy (chair)	Rick Thibault (chair)
Rick Thibault	Jenna Hardy	Rick Thibault	Stephen Hanson
Colin Godwin			Ken Hicks

Item 8.01           Other Events.

A copy of our news release dated May 3, 2011 is furnished herewith.

Item 9.01           Financial Statements and Exhibits

99.1	News Release dated May 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENTEX MINING CORPORATION

/s/ Jeff Finkelstein
By: Jeff Finkelstein, Chief Financial Officer and Treasurer
Date: May 3, 2011